POWER OF ATTORNEY

	I, RITA M. BARTOL residing at 8401 Hampton Valley Drive, Chesterfield, VA 23832
do hereby appoint KARL F. KREBS, residing at 9130 Beach Meadow Court, Clarence
Center, New York 14032; SONIA M. DUMBLETON, residing at 3922 Miller Road,
Warsaw, New York 14569 and MICHAEL D. GROVER, residing at 254 Linwood Avenue,
Warsaw, New York 14569 as my AGENTS, with the ability to act SEPARATELY, and hereby REVOKE any and all prior Powers of Attorney executed by me with regard to the following Grant of Authority.
	I hereby grant to my Agents, as my lawful attorneys in fact, the following authority:
	1.  prepare, execute in the undersigned's name and on the undersigned's behalf,
and 	submit to the U.S. Securities and Exchange Commission (the "SEC") a Form
ID, 	including amendments thereto, and any other documents necessary or
appropriate to 		obtain codes and passwords enabling the undersigned to make
electronic filings with the 	SEC of reports required by Section 16(a) of the
Securities Exchange Act of 1934 or any 	rule or regulation of the SEC;
	2.  execute for and on behalf of the undersigned, in the undersigned's capacity
as an 	officer 	and/or director of Financial Institutions, Inc. (the "Company"),
Forms 3, 4, and 5 	in accordance with Section (16a) of the Securities Exchange
Act of 1934 and the rules 	thereunder, and any other forms or reports the
undersigned may be required to file in 	connection with the undersigned's
ownership, acquisition, or disposition of securities of 	the Company;
	3.  do and perform any and all acts for and on behalf of the undersigned which
may be 	necessary or desirable to complete and execute any such Form 3, 4, or 5,
or other form or 	report, and timely file such form or report with the United
States Securities and Exchange 	Commission and any stock exchange or similar
authority; and
	4.  take any other action of any type whatsoever in connection with the
foregoing which, 	in the opinion of such attorney-in-fact, may be of benefit to,
in the best interest of, or 	legally required by, the undersigned, it being
understood that the documents executed by 	such attorney-in-fact on behalf of
the undersigned pursuant to this Power of Attorney 	shall be in such form and
shall contain such terms and conditions as such attorney-in-fact 	may approve in
such attorney-in-fact's discretion.
		The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
		This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms, 3, 4, and 5 with respect to the undersigned's holdings of and transaction in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
In Witness Whereof I have hereunto signed my name on DECEMBER ___9th___, 2010.

							/s/ Rita M. Bartol
							RITA M. BARTOL
STATE OF NEW YORK	)
				  ss.:
COUNTY OF WYOMING	)

	On the ___9th____ day of DECEMBER, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared RITA M. BARTOL, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.
						/s/ Sheryl L. Montgomery
							NOTARY PUBLIC

WE, KARL F. KREBS, SONIA M. DUMBLETON and MICHAEL D. GROVER have read the foregoing Power of Attorney. We are the persons identified as agents for the principal named therein. We acknowledge our legal responsibilities.

/s/ Karl F. Krebs         /s/ Sonia M. Dumbleton   /s/ Michael D. Grover
KARL F. KREBS		     SONIA M. DUMBLETON	    MICHAEL D. GROVER

STATE OF NEW YORK	)
				  ss.:
COUNTY OF WYOMING	)

	On the __9th____ day of DECEMBER, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared KARL F. KREBS, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.
						/s/ Sheryl L. Montgomery
							NOTARY PUBLIC

STATE OF NEW YORK	)
				  ss.:
COUNTY OF WYOMING	)

	On the __9th____ day of DECEMBER, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared SONIA M. DUMBLETON, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.
						/s/ Sheryl L. Montgomery
							NOTARY PUBLIC

STATE OF NEW YORK	)
				  ss.:
COUNTY OF WYOMING	)

	On the __9th____ day of DECEMBER, in the year 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared MICHAEL D. GROVER, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.
						/s/ Sheryl L. Montgomery
							NOTARY PUBLIC